                                                                                               Exhibit 31.1

                             Certification of Chief Executive Officer Pursuant to
                                Securities Exchange Act Rules 13a-14 and 15d-14
                                            as Adopted Pursuant to
                                 Section 302 of the Sarbanes-Oxley Act of 2002

      I, Michael Kagan, Chief Executive Officer of Tropical Sportswear Int'l Corporation, certify that:

      1.     I have reviewed this quarterly report on Form 10-Q of Tropical Sportswear Int'l Corporation;

      2.     Based on my knowledge, this quarterly report does not contain any untrue  statement  of a material fact or omit to state a  material  fact  necessary  to make the  statement  made,  in light of the circumstances  under which such  statements  were made, not misleading  with respect to the period covered by this quarterly report;

      3.     Based on my knowledge, the financial statements,  and other financial information included in this quarterly  report,  fairly present in all material  respects the financial  condition,  results of operations  and cash flows of registrant as of, and for, the periods  presented in this  quarterly report;

      4.     The registrant's other certifying  officers and I are responsible for establishing and maintaining disclosure  controls and  procedures  (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

                  a) Designed such  disclosure  controls and  procedures  to ensure that  material  information relating to the registrant,  including its consolidated subsidiaries,  is made known to us by others within those entities,  particularly  during the period in which this quarterly report is being prepared;

                  b) Evaluated the effectiveness of the registrant's  disclosure  controls and procedures as of the date within 90 days prior to the filing date of this  quarterly  report (the  "Evaluation
                  Date"); and

                  c)  Presented  in this  quarterly  report  our  conclusions  about the  effectiveness  of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

       5.    The registrant's  other certifying officers and  I  have  disclosed,   based  on  our  most recent
             evaluation, to the registrant's auditors and that the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

                  a) All  significant  deficiencies  in the design or  operation  of  internal  controls  which could adversely  affect the  registrant's  ability to record,  process,  summarize and report financial data and have identified for the registrant's  auditors any material  weaknesses in internal controls; and

                  b) Any fraud,  whether or not material,  that involves management or other employees who have a significant role in the registrant's internal controls; and

       6.     The registrant's other certifying officers and I have indicated in this  quarterly report whether there were significant  changes in internal controls or in other factors that could significantly affect  internal  controls  subsequent to the date of our most recent  evaluation,  including any corrective actions with regard to significant deficiencies and material weaknesses.

         Date:  February 11, 2004

                                                              By:      /s/ Michael Kagan
                                                                       Michael Kagan
                                                                       Chief Executive Officer